                                                                   EXHIBIT 10.18

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
        1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE
      ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION
     UNDER THE ACT CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS
      WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAWS

     THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OF THE ISSUER (THE "SENIOR
    DEBT") INCURRED PURSUANT TO THAT CERTAIN REVOLVING CREDIT AND TERM LOAN AGREEMENT DATED AS OF APRIL 26, 1999 (AS AMENDED FROM TIME TO TIME, THE
   "SENIOR CREDIT AGREEMENT") BY AND AMONG CHART HOUSE ENTERPRISES, INC., A
     DELAWARE CORPORATION ("PARENT"), THE COMPANY (AS DEFINED BELOW), BANK BOSTON, N.A. (n/k/a FLEET NATIONAL BANK), AS AGENT ("AGENT") AND THE FINANCIAL
          INSTITUTIONS SIGNATORIES THERETO, PURSUANT TO THAT CERTAIN SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH (AS AMENDED FROM TIME
    TO TIME, THE "SUBORDINATION AGREEMENT") EXECUTED BY AGENT, PARENT, THE COMPANY, THE SUBSIDIARY GUARANTORS PARTY THERETO, AND SAMSTOCK, L.L.C.

                   Subordinated Promissory Note and Guaranty
                   -----------------------------------------

Chicago, Illinois
November ___, 2000                                                 $2,000,000.00

     FOR VALUE RECEIVED, CHART HOUSE, INC., a Delaware corporation (the "Company"), promises to pay to the order of Samstock, L.L.C., a Delaware limited liability company, or its assigns ("Holder", which term shall include the holder, from time to time, of this Note) the sum of Two Million and No/100ths Dollars ($2,000,000.00), in legal tender of the United States, together with interest (computed on the basis of a 360-day year of twelve 30-day months for actual days elapsed) on the principal amount outstanding from time to time as provided in Section 1 hereof.

     1.   Payments of Principal and Interest.
          ----------------------------------

          (a) Interest shall accrue on the unpaid principal of this Note and shall be computed at a rate per annum, for Interest Periods and in a manner identical to the rate, Interest Periods and manner applicable to the portion of the Term Loan in the aggregate principal amount of $5,000,000 (the "$5 Million Portion") identified in Section 4.5.1(c) of the Senior Credit Agreement, provided however that the rate per annum shall be equal to the Eurodollar Rate plus sixteen percent (16%), instead of the Eurodollar Rate plus fourteen percent
----                                                       ----
percent (14%). If, for any reason, the $5 Million Portion shall not be (or shall not be deemed to be) outstanding, interest owing under this Note shall be computed at the Eurodollar Rate plus sixteen percent (16%) per annum for the
                                ----
Interest Periods and in the manner applicable to the Term Loan. To the extent permitted by applicable law, accrued but unpaid interest owing on this Note shall be added to the principal balance of this Note as of each Interest Payment Date applicable to the $5 Million Portion, and shall accrue interest as if it were additional principal hereunder. If not sooner paid, the total unpaid principal balance, all accrued but unpaid interest, and all other amounts owing hereunder shall be due and payable on the Maturity Date (as hereinafter defined). All payments of principal and interest shall be made to the holder of this Note not later than 1:00 p.m. (Chicago time) on the date and at the place of payment designated by the holder hereof as aforesaid, and any payment received on such date but after such hour shall be deemed to have been paid to and received by the holder hereof on the next succeeding business day. If the date on which any payment is required to be made pursuant to this Note is not a business day, then such payment shall be due and payable on the next succeeding date which is not a Saturday, Sunday or legal holiday, and such extension of time shall be included in computing interest. All payments of principal and interest made hereunder shall be applied first to accrued interest and then to principal.

          (b) As used in this Note, the term "Maturity Date" shall mean the date which is the first to occur of (i) March 31, 2005, and (ii) the date on which the right to accelerate payment of this Note accrues to the holder hereof as provided in this Note.

          (c) All payments hereunder shall be made without reduction, and shall not be subject to any claim or offset of any kind or nature whatsoever. Without limiting the foregoing, all payments made by the Company or Parent under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any future income, stamp or other taxes, levies, imposts, deductions, charges, or withholdings, excluding taxes imposed on net income of Holder (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts so payable to Holder hereunder, the amounts so payable to Holder shall be increased to the extent necessary to yield to Holder (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note.

          (d) The terms and provisions of Sections 6.5 - 6.7 of the Senior Credit Agreement shall be applicable to the indebtedness owing under this Note, to the extent applicable, and with the necessary conforming modifications.

          (e) After all principal, accrued interest, and all other amounts at any time owed on this Note have been paid in full in cash, this Note shall be surrendered to the Company for cancellation.

     2.   Optional Prepayment by the Company.  This Note may be prepaid in whole
          ----------------------------------
or in part without penalty or premium, together with all accrued interest on the amount prepaid, and all other obligations then due and owing hereunder. Any prepayment amount shall be first applied to collection costs and other amounts (excluding principal and interest) due hereunder, then to accrued interest hereunder, and then to principal.

     3.   Events of Default.  Each of the following shall constitute an "Event
          -----------------
of Default," whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Company, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) The Company or Parent defaults in payment of the outstanding principal, any accrued and unpaid interest on this Note or any other payments due hereunder when the same become due and payable in accordance with the terms of this Note; or

          (b) The Company or Parent fails to observe, perform or comply with any covenant, condition or agreement to be observed, performed or complied with under this Note, and if such failure can be cured, such failure continues unwaived and uncured for thirty (30) days following the date the Company and Parent receives written notice from Holder of such nonperformance; or

          (c) Any representation or warranty made by the Company or Parent herein shall prove to have been untrue or incorrect in any material respect on or as of the date made; or

          (d) The Company or any Guarantor shall (i) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

          (e) A case or other proceeding shall be commenced against the Company or any Guarantor in any court of competent jurisdiction seeking (i) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like, of the Company or any Guarantor, or of all or any substantial part of the assets, domestic or foreign, of the Company or any Guarantor and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) calendar days, or an order granting the relief requested in such case or proceeding against the Company or any Guarantor (including, but not limited to, an order for relief under such Federal bankruptcy laws) shall be entered; or

          (f) The holders of the Senior Debt shall accelerate the Senior Debt or there shall occur an Event of Default under the Senior Credit Agreement; or

          (g) The Guaranty of even date herewith (the "Guaranty"), or the guaranty set forth in Section 4 hereof, in each case executed or given by the Guarantors, shall cease, for any reason, to be in full force and effect, or any Guarantor shall so assert or shall disavow liability thereunder.

          Upon the occurrence of an Event of Default hereunder, the holder of this Note may, upon written notice to the Company, (i) declare all obligations owing hereunder immediately due and payable, provided however that upon an Event of Default described in Sections 3(d) or (e) above, all such obligations shall automatically become immediately due and payable without notice or demand of any kind, and (ii) pursue its other rights and remedies under this Note, the Guaranty and applicable law.

          All powers and remedies given by this Section 3 to Holder shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to Holder by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and no delay or omission of Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or an acquiescence therein and every power and remedy given by this Section 3 or by law to Holder may be exercised from time to time, and as often as shall be deemed expedient, by Holder.

          In addition to those remedies set forth in this Section 3, if this
Note is not paid when due, whether at maturity or by acceleration, the Company promises to pay all costs of collection, including without limitation reasonable attorneys' fees and costs, whether or not suit is filed hereon. Such costs and expenses shall include without limitation all costs, reasonable attorneys' fees and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving the Company or any Guarantor.

     4.   Guaranty.
          --------

          (a)  Guaranty of Payment and Performance. The Parent hereby guarantees
               -----------------------------------
to Holder the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the indebtedness and other amounts owing under this Note (collectively, the "Obligations"), including all such Obligations which would become due but for the operation of the automatic stay pursuant to (S)362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that Holder first attempt to collect any of the Obligations from the Company or resort to any collateral security or other means of obtaining payment. Should the Company default in the payment or performance of any of the Obligations, the obligations of the Parent hereunder with respect to such Obligations in default shall, upon demand by Holder, become immediately due and payable to Holder, without demand or notice of any nature, all of which are expressly waived by the Parent. Payments by the Parent hereunder may be required by Holder on any number of occasions. All payments by the Parent hereunder shall be made to the Holder, in the manner and at the place of payment specified therefor for payments hereunder to be made by the Company.

          (b)  Parent's Agreement to Pay Enforcement Costs, etc.  The Parent
               ------------------------------------------------
further agrees, as the principal obligor and not as a guarantor only, to pay to Holder, on demand, all reasonable costs and expenses (including court costs and reasonable legal expenses, including the allocated cost of staff counsel) incurred or expended by Holder in connection with the Obligations, this guaranty and the enforcement thereof, together with interest on amounts recoverable hereunder from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest set forth in (S)1 hereof, provided that if such interest exceeds the maximum amount permitted to be paid
---------
under applicable law, then such interest shall be reduced to such maximum permitted amount.

          (c)  Waivers by the Parent; Holder's Freedom to Act. The Parent agrees
               ----------------------------------------------
that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Holder with respect thereto. The Parent waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally.

Without limiting the generality of the foregoing, the Parent agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Parent hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations;
(ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Note or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations made in accordance with the terms hereof; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; or (v) any other act or omission which might in any manner or to any extent vary the risk of the Parent or otherwise operate as a release or discharge of the Parent (other than the indefeasible payment in full, in cash, of all of the Obligations), all of which may be done without notice to the Parent.

          (d)  Unenforceability of Obligations Against the Company.  If for any
               ---------------------------------------------------
reason the Company has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by reason of the Company's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason (other than the indefeasible payment in full, in cash, of all of the Obligations), to the extent permitted by law, this guaranty shall nevertheless be binding on the Parent to the same extent as if the Parent at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Note or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Parent.

          (e)  Subrogation; Subordination.
               --------------------------

               (i)   Postponement of Rights Against the Company. Until the final
                     ------------------------------------------
     payment and performance in full in cash of all of the Obligations, the Parent shall not exercise any rights against the Company arising as a result of payment by the Parent hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with Holder in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Parent will not claim any setoff, recoupment or counterclaim against the Company in respect of any liability of the Parent to the Company.

               (ii)  Subordination. The payment of any amounts due with respect
                     -------------
     to any indebtedness of the Company for money borrowed or credit received now or hereafter owed to the Parent is hereby subordinated to the prior payment in full in cash of all of the Obligations. The Parent agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Parent will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to such Parent until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Parent shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Parent as trustee for the Holder and be paid over to Holder, on account of the Obligations without affecting in any manner the liability of the Parent under the other provisions of this guaranty.

               (iii) Provisions Supplemental.  The provisions of this (S)4(e)
                     -----------------------
     shall be supplemental to and not in derogation of any rights and remedies of Holder under any separate subordination agreement which Holder may at any time and from time to time enter into with the Parent.

          (f)  Setoff. Upon the occurrence and during the continuation of an
               ------
Event of Default, Holder is hereby authorized at any time and from time to time, without notice to the Parent (any such notice being expressly waived by the Parent) and to the fullest extent permitted by law, to set off and apply any and all sums credited by or due from Holder to the Parent against the obligations of the Parent under this guaranty, whether or not Holder shall have made any demand under this guaranty and although such obligations may be contingent or unmatured.

          (g)  Further Assurances.  The Parent agrees that it will from time to
               ------------------
time, at the request of Holder, do all such things and execute all such documents as Holder may reasonably consider necessary or desirable to give full effect to this guaranty and to perfect and preserve the rights and powers of Holder hereunder. The Parent acknowledges and confirms that it has established its own adequate means of obtaining from the Company on a continuing basis all information desired by it concerning the financial condition of the Company and that it will look to the Company and not to Holder in order for it to keep adequately informed of changes in any of the Company's financial condition.

          (h)  Termination; Reinstatement.  This guaranty shall terminate upon
               --------------------------
the final and indefeasible payment in full, in cash, of the Obligations. Notwithstanding any termination of this guaranty upon the final and indefeasible payment in full, in cash, of the Obligations, this guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by Holder upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

          (i)  Successors and Assigns.  This guaranty shall be binding upon the
               ----------------------
Parent, its successors and assigns, and shall inure to the benefit of Holder and its respective successors, transferees and assigns. The Parent may not assign any of its obligations hereunder.

     5.   Priority.  The indebtedness evidenced by this Note is subordinate to
          --------
the prior payment in full of the Senior Debt pursuant to the terms of the Subordination Agreement.

     6.   Representations, Warranties and Covenants.  Each of Parent and the
          -----------------------------------------
Company represents and warrants to Holder as follows:

          (a)  Authorization.  It has the corporate power and authority to
               -------------
execute, deliver and perform this Note and to incur the Obligations, and it has taken all necessary corporate action to authorize the execution, delivery and performance of this Note.

          (b)  No Consents Required.  Except for any filings under applicable
               --------------------
federal or state securities laws, no consent, approval or authorization of, or declaration or filing with, any federal, state or local governmental authority and no consent of any other person, company, partnership or other organization or entity is required in connection with its execution, delivery and performance of this Note.

          (c)  No Conflict. Its execution, delivery and performance of this Note
               -----------
and payment of the Obligations does not and will not conflict with, or constitute a violation or breach of, constitute a default under (i) any material contract, mortgage, lien, lease, agreement or other instrument to which it is a party or which is binding upon it, (ii) any requirement of law or regulation applicable to it or (iii) its certificate of incorporation or bylaws.

          (d)  Enforceability. This Note has been duly executed and delivered by
               --------------
it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms.

          (e)  Covenants.  From the time that (and for so long as) the Senior
               ---------
Debt shall be paid in full in cash, or the Senior Credit Agreement shall otherwise be terminated or no longer in full force and effect, each and every covenant contained in Sections 10-12 of the Senior Credit Agreement (as in effect as of the date of such payment or termination) shall be deemed incorporated in and a part of this Note as if they were set forth herein, with all necessary conforming modifications, and the Company and Parent shall comply with each and every such covenant.

     7.   Miscellaneous.
          -------------

          (a) This section headings contained in this Note are inserted for convenience only and shall not affect, in any way, the meaning or interpretations of this Note.

          (b) This Note shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois.

          (c) To the maximum extent permitted by applicable law, the Company, Parent and all endorsers and all persons liable or to become liable hereunder hereby waive presentment, demand, protest, diligence of collection, notice of protest, dishonor and nonpayment and all notices of every kind, and, the defense of the statute of limitations.

          (d) BY ACCEPTANCE OF THIS NOTE, HOLDER REPRESENTS THAT IT IS AN ACCREDITED INVESTOR, WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE ACT, AND THAT IT IS PURCHASING THIS NOTE FOR ITS OWN ACCOUNT FOR INVESTMENT, AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY PUBLIC DISTRIBUTION OF SUCH NOTE.

          (e) It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between the Company and Holder, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, shall the amount paid or agreed to be paid to Holder, or collected by Holder, for the use, forbearance or detention of the money loaned or to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Holder shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, the excess shall be deemed to have been a payment made by mistake and shall be refunded to the Company or to any other person making such payment on the Company's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of the Company evidenced hereby outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the loan evidenced hereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

          (f) Time is of the essence with respect to the performance of the obligations of the Company and Parent under this Note.

          (g) Any notice required or permitted to be given hereunder shall be in writing, and shall be given in the manner set forth in the Senior Credit Agreement and to the addresses set forth below.

          (h) No modification, waiver, amendment, discharge or change of this Note shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought.

          (i) In the event any one or more of the provisions contained in this Note should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

          (j) This Note represents the agreement of the Company, Parent and Holder with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Holder relative to the subject matter hereof not expressly set forth or referred to herein.

          (k) This Note shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns, provided that neither the Company nor Parent may transfer its obligations under, or interest in, this Note, or any portion hereof, without the prior written consent of Holder.

          (l)  This Note is unsecured.

          (m) The Company agrees to pay all costs and out-of-pocket expenses (including but not limited to reasonable attorneys' fees) incurred by Holder in connection with the negotiation, documentation and consummation of this Note, but not in excess of $7,500 in the aggregate.

          (n) Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Senior Credit Agreement; provided that it is hereby agreed that all references to the Senior Credit Agreement, including defined terms, procedures, and particular terms and provisions, shall be references to the Senior Credit Agreement, as amended from time to time; provided further that if the Senior Debt shall be paid in full in cash, or the Senior Credit Agreement shall otherwise be terminated or no longer in full force and effect, such references to the Senior Credit Agreement shall be references to the Senior Credit Agreement as in effect as of the date hereof.

          (o) Each of the Company and Parent agrees that any suit for the enforcement of this Note may be brought in the courts of the State of Illinois or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Company or Parent by mail at the address specified by reference in
Section 7(g). Each of the Company and Parent hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

          (p) EACH OF THE COMPANY AND PARENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Company and Parent hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Company and Parent (i) certifies that neither Holder nor any representative, agent or attorney of Holder has represented, expressly or otherwise, that Holder would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in making the loan evidenced by this Note, Holder is relying upon, among other things, the waivers and certifications contained in this Section 7(p).

          (q) This Note may be executed (i) in counterparts, each of which counterparts shall be an original, and all of which together shall constitute one instrument, and (ii) by facsimile signature, and such facsimile signature shall be deemed to be an original instrument.

     IN WITNESS WHEREOF, the Company and Parent have caused this Note to be executed as of this ____ day of November, 2000.

                         CHART HOUSE, INC., a Delaware corporation


                         By:   __________________________________________
                         Name: William Sullivan
                               ------------------------------------------
                         Its:  Executive Vice President & CFO
                               ------------------------------------------

                         CHART HOUSE ENTERPRISES, INC., a Delaware corporation (solely for purpose of Sections 4 and 6 above)

                         By:   __________________________________________
                         Name: William Sullivan
                               ------------------------------------------
                         Its:  Executive Vice President & CFO
                               ------------------------------------------


Address for notices to the Company and Parent:

640 North LaSalle Street
Suite 295
Chicago, IL 60610
Fax No.: 312-202-1938
Attn: General Counsel


Address for notices to Holder:

Samstock, L.L.C.
c/o Equity Group Investments, L.L.C.
Two North Riverside Plaza
Suite 600
Chicago, IL 60606
Fax No.: 312-454-0610
Attn: General Counsel

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